UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 13, 2020

StoneCastle Financial Corp.

(Exact Name of Registrant as Specified in Charter)

Delaware	333-189307	90-0934878
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Fillmore Street, Suite 325, Denver, Colorado	80206
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (303) 398-2929

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common	BANX	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

STONECASTLE FINANCIAL CORP. TO HOST FOURTH FISCAL QUARTER 2019 EARNINGS CONFERENCE CALL

Denver, CO, February 13, 2020/GLOBE NEWSWIRE/ -- StoneCastle Financial Corp., (NASDAQ:BANX) ("StoneCastle Financial" or the “Company”), today announced that it will release financial results for the fiscal period ended December 31, 2019 after the market closes on Thursday, February 27, 2020.

StoneCastle Financial will host a conference call for investors and other interested parties beginning at 5:00 p.m. (Eastern Time) on February 27, 2020 to discuss the Company’s financial results and investment performance and provide its current views on the bank-related market environment. The call will be hosted by Sanjai Bhonsle, Chairman and Chief Executive Officer, Patrick Farrell, Chief Financial Officer of StoneCastle Financial Corp., and Joshua Siegel, Board of Directors, StoneCastle-ArrowMark Asset Management, LLC.

The conference call will be accessible by telephone and the Internet. To access the call, participants from within the U.S. may dial 1-877-407-9039 and participants from outside the U.S. may dial 1-201-689-8470. Participants may also access the call via live webcast by visiting StoneCastle Financial’s investor relations website at www.stonecastle-financial.com.

The replay of the call will be available from approximately 8:00 p.m. (Eastern Time) on February 27, 2020 through midnight (Eastern Time) on March 12, 2020. To access the replay, the domestic dial-in number is 1-844-512-2921 the international dial-in number is 1-412-317-6671 and the passcode is 13698624. The archive of the webcast will be available on the StoneCastle Financial’s website at www.stonecastle-financial.com for a limited time.

About StoneCastle Financial Corp.

StoneCastle Financial is an SEC registered non-diversified, closed-end investment company listed on the NASDAQ Global Select Market under the symbol "BANX.” Its investment objective is to provide stockholders with current income and, to a lesser extent, capital appreciation. StoneCastle Financial is managed by StoneCastle-ArrowMark Asset Management LLC. To learn more, visit www.stonecastle-financial.com.

Contact:

Julie Muraco

347-887-0324

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STONECASTLE FINANCIAL CORP.

Date: February 13, 2020

By: /s/ Patrick J. Farrell
Name: Patrick J. Farrell
Title: Chief Financial Officer